Subsequent events	12 Months Ended
Dec. 31, 2017
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Subsequent events

30 Subsequent events

On 29 January 2018, RELX Group announced that it had entered into a definitive agreement to acquire 100% of the share capital of ThreatMetrix for £580m. The acquisition is subject to customary conditions and regulatory consents and is expected to close during the first half of 2018. This acquisition will be accounted for as a business combination in accordance with IFRS 3. The results and net assets of ThreatMetrix will be consolidated into the RELX Group results from the point of close. The assessment of the fair values of the assets and liabilities acquired will be completed during 2018.